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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                            Apr 30, 2000
Current Due Period Ending                             May 31, 2000
Prior Distribution Date                               May 12, 2000
Distribution Date                                     Jun 14, 2000


Beginning Trust Principal Receivables             3,585,662,165.33
Average Principal Receivables                     4,239,012,155.99
FC&A Collections (Includes Recoveries)               69,585,368.69
Principal Collections                               133,408,417.36
Additional Balances                                  54,678,732.34
Net Principal Collections                            78,729,685.02
Defaulted Amount                                     29,002,940.20
Miscellaneous Payments                                        0.00
Principal Recoveries                                  1,862,795.00

Beginning Participation Invested Amount             373,896,575.22
Beginning Participation Unpaid Principal Balance    373,896,575.22
Ending Participation Invested Amount                364,394,158.59
Ending Participation Unpaid Principal Balance       364,394,158.59

Accelerated Amortization Date                         Feb 28, 2002
Is it the Accelerated Amortization Period?  0=No                 0

OC Balance as % of Ending Participation Invested            8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                    0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                   373,896,575.22
Numerator for Fixed Allocation                      384,336,659.40
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Applicable Allocation Percentage                           8.8204%
Investor FC&A Collections                             6,137,687.29

Series Participation Interest Default Amount
Numerator for Floating Allocation                   373,896,575.22
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Floating Allocation Percentage                             8.8204%
Series Participation Interest Default Amount          2,558,166.76


Principal Allocation Components
Numerator for Floating Allocation                   373,896,575.22
Numerator for Fixed Allocation                      384,336,659.40
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through             7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                 7.5000%
(c) Rate Sufficient to Cover Interest, Yield and           6.0834%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid            373,896,575.22
Principal Balance
(e) Actual days in the Interest Period                          33
Series Participation Monthly Interest, [a*d*e]        2,570,538.95

Series Participation Interest Interest Shortfall              0.00
Previous Series Participation Interest Interest               0.00
Shortfall

Additional Interest                                           0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]     9,502,416.63

(a) Investor Principal Collections, [Max(b,h) or      6,944,249.87
e]
(b) prior to Accelerated Amort. Date or not Early 6,944,249.87 Amort. Period, [c*d]
(c) Floating Allocation Percentage                         8.8204%
(d) Net Principal Collections                        78,729,685.02
(e) after Accelerated Amort Date or Early Amort      12,095,682.57
Period, [f*g]
(f) Fixed Allocation Percentage                            9.0667%
(g) Collections of Principal
                                                    133,408,417.36

(h) Minimum Principal Amount, [Min(i,l)]              5,667,557.89
(i)  Floating Allocation Percentage of Principal     11,767,116.61
Collections
(j)  2.2% of the Series Participation Interest        8,225,724.65
Invested Amount
(k) Series Participation Interest Net Default         2,558,166.76
Payment Amount
(l)  the excess of (j) over (k)                       5,667,557.89

(m) Series Participation Interest Net Default         2,558,166.76
Payment Amount

(n) Optional Repurchase Amount (principal only)               0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections       6,137,687.29
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                   0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                 0.00
than HFC
Series Participation Interest Monthly Interest        2,570,538.95
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall               0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                        0.00
Series Participation Interest Default Amount          2,558,166.76
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-              0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                    623,160.96
Excess [Sec. 4.11(a)(vi)]                               385,820.62

Series Participation Investor Charge Off [Sec.                0.00
4.12(a)]

Seller's Interest
                                                  1,469,928,117.17

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Household Consumer Loan Trust, 1997-1
Series 1997-1

Owner Trust
Calculations
Due Period Ending   May 31, 2000

Payment Date        Jun 15, 2000



Calculation of

Interest Expense


Index (LIBOR)          6.522500%

Accrual end date,   May 2000

accrual beginning date   June 15, 2000

and days in Interest Period         31


                       Class A-1    Class A-2   Class A-3    ClassB   Certificates   Overcoll
                                                                                     Amount

Beginning Unpaid     194,346,149   37,389,658  48,606,555  35,520,175   26,172,760   31,861,279
Principal Balance

Previously unpaid              0            0           0           0            0
interest/yield

Spread to index           0.125%       0.250%      0.350%      0.650%       1.000%

Rate (capped at        6.647500%    6.772500%   6.872500%   7.172500%    7.522500%
12.5%, 14%, 14%,
14%, 15%)

Interest/Yield         1,112,483      218,052     287,653     219,384      169,540
Payable on the
Principal Balance

Interest on                    0            0           0           0            0
previously unpaid
interest/yield

Interest/Yield Due     1,112,483      218,052     287,653     219,384      169,540

Interest/Yield Paid    1,112,483      218,052     287,653     219,384      169,540


Summary



Beginning Security   194,346,149   37,389,658  48,606,555  35,520,175   26,172,760  31,861,279
Balance

Beginning Adjusted   194,346,149   37,389,658  48,606,555  35,520,175   26,172,760
Balance

Principal Paid         4,939,082      950,242   1,235,314     902,730      665,169     887,776

Ending Security      189,407,067   36,439,416  47,371,241  34,617,445   25,507,591  31,051,399
Balance

Ending Adjusted      189,407,067   36,439,416  47,371,241  34,617,445   25,507,591
Balance

Ending Certificate                                                               0
Balance as %
Participation
Interest Invested
Amount
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


Targeted Balance     189,484,962   36,439,416  47,371,241  34,617,445   25,507,591

Minimum Adjusted                   16,000,000  20,800,000  15,200,000   11,200,000  13,600,000
Balance

Certificate Minimum                                                       3,680,745
Balance

Ending OC Amount as                                                                 22,741,767
Holdback Amount

Ending OC Amount as                                                                  8,309,632
Accelerated Prin
Pmts


Beginning Net                  0            0           0           0            0           0
Charge offs

Reversals                      0            0           0           0            0           0

Charge offs                    0            0           0           0            0           0

Ending Net Charge              0            0           0           0            0          0
Offs


Interest/Yield Paid   $1.5247851   $4.5427460  $4.6098224  $4.8110515   $5.0458188
per $1000

Principal Paid per    $6.7695746  $19.7967015 $19.7967014  $19.796701  $19.7967015
$1000


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Series 1997-1  Owner Trust Calculations
Due Period                                               May 2000
Payment Date                                         Jun 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         9,502,416.63
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           77,895.12

Series Participation Interest Monthly Interest       2,570,538.95

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,112,483.24
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            218,051.81
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            287,652.92
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              219,383.95
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         169,539.51
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-       4,861,186.50
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance          950,241.67
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,235,314.17
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            902,729.57
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        665,169.17
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            887,775.55
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             77,895.12
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              485,532.40
Certificate - Sec. 3.05(a)(vii)

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



Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        887,775.55
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            77,895.12
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        809,880.43
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             6,651.69

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